Exhibit 10.29

OMNIBUS AMENDMENT AGREEMENT

THIS OMNIBUS WAIVER AND AMENDMENT AGREEMENT (this “Agreement”), is made and entered into effective as of October 10, 2025, by and between FireFly Automatix, Inc., a Delaware corporation (the “Company”) and FF Opportunities 2 LLC (“FF2”), FF Opportunities 3 LLC (“FF3”) and FF Opportunities 4 LLC (“FF4” together with FF2 and FF3, each a “Holder” and together, the “Holders”).

WHEREAS, the Company and FF2 are parties to that certain Securities Purchase Agreement, dated as of July 17, 2019 (the “2019 Purchase Agreement”) pursuant to which the Company issued to FF2 an 11% Senior Secured Convertible Debenture dated as of July 17, 2019 (the “2019 Debenture”) and Common Stock Purchase Warrant dated as of July 17, 2019 (the “2019 Warrant”);

WHEREAS, the Company and FF2 are also parties to that certain Securities Purchase Agreement, dated as of April 22, 2020 (the “April 2020 Purchase Agreement”) pursuant to which the Company issued to FF2 an 11% Senior Secured Convertible Debenture dated as of April 22, 2020 (the “April 2020 Debenture”) and Common Stock Purchase Warrant dated as of April 22, 2020 (the “April 2020 Warrant”);

WHEREAS, the Company and FF2 are also parties to that certain Securities Purchase Agreement, dated as of September 4, 2020 (the “September 2020 Purchase Agreement”) pursuant to which the Company issued to FF2 an 11% Senior Secured Convertible Debenture dated as of September 4, 2020 (the “September 2020 Debenture”) and Common Stock Purchase Warrant dated as of September 4, 2020 (the “September 2020 Warrant”);

WHEREAS, the Company and FF3 are parties to that certain Securities Purchase Agreement, dated as of January 13, 2022 (the “2022 Purchase Agreement”) pursuant to which the Company issued to FF3 an 11% Senior Secured Convertible Debenture dated as of January 13, 2022 (the “2022 Debenture”) and Common Stock Purchase Warrant dated as of January 13, 2022 (the “2022 Warrant”);

WHEREAS, the Company and FF4 are parties to that certain Securities Purchase Agreement, dated as of January 19, 2023 (the “2023 Purchase Agreement”) pursuant to which the Company issued to FF4 a 15% Senior Secured Convertible Debenture dated as of January 19, 2023 (the “2023 Debenture”), Common Stock Purchase Warrant dated as of January 19, 2023 (the “2023 Warrant”) and Common Stock Purchase Warrant dated as of July 11, 2024 (the “2023 Extension Warrant”);

WHEREAS, the Company and FF4 are also parties to that certain Securities Purchase Agreement, dated as of July 25, 2024 (the “2024 Purchase Agreement”, together with the 2019 Purchase Agreement, the April 2020 Purchase Agreement, the September 2020 Purchase Agreement, 2022 Purchase Agreement, and the 2023 Purchase Agreement, the “Purchase Agreements”) pursuant to which the Company issued to FF4 (i) a 15% Senior Secured Convertible Debenture dated as of July 25, 2024 (the “2024 Debenture”) and (ii) a 15% Senior Secured Convertible Debenture dated as of June 18, 2025 (the “2025 Debenture”, and together with the 2019 Debenture, the April 2020 Debenture, the September 2020 Debenture, the 2022 Debenture, the 2023 Debenture, and the 2024 Debenture, the “Debentures”), Common Stock Purchase Warrant dated as of July 25, 2024 (the “2024 Warrant”), and Common Stock Purchase Warrant dated as of June 18, 2025 (the “2025 Warrant”, and together with the 2019 Warrant, the April 2020 Warrant, the September 2020 Warrant, the 2022 Warrant, the 2023 Warrant, the 2023 Extension Warrant, and the 2024 Warrant the “Warrants”). All defined terms not otherwise defined herein shall have such meaning as defined in the applicable Purchase Agreement, Debenture or Warrant (the “ATW Documents”);

WHEREAS, the Debentures have a maturity date of January 31, 2027; and

WHEREAS, the Company and each Holder desires to amend the Debentures as set forth herein.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound hereby, agree as follows:

1. Amendment to Debentures. The “Maturity Date” as defined in each of the Debentures is hereby amended to be January 31, 2028. Notwithstanding anything in the Debentures to the contrary, the Holders agree that no Extension Warrants (as defined in the applicable Debenture) shall be issuable to the Holders as a result of this Section 7.

2. Effect of Transaction Documents. Except as expressly set forth herein and in the Prior Agreements, all of the terms and conditions of each of the Transaction Documents (as defined in each of the Purchase Agreements applicable to such Holder) shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein. Each Holder acknowledges and agrees that as of the date hereof the Company is not in breach of, or default under, any of the Transaction Documents (as defined in each of the Purchase Agreements applicable to such Holder).

3. Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the applicable Transaction Documents (as defined in each of the Purchase Agreements applicable to such Holder).

4. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the applicable Transaction Documents (as defined in each of the Purchase Agreements applicable to such Holder).

5. Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6. Governing Law. This Agreement shall be governed by and interpreted in accordance with laws of the State of New York, excluding its choice of law rules. The parties hereto hereby waive the right to a jury trial in any litigation resulting from or related to this Agreement. The parties hereto consent to exclusive jurisdiction and venue in the federal courts sitting in the southern district of New York, unless no federal subject matter jurisdiction exists, in which case the parties hereto consent to exclusive jurisdiction and venue in the New York state courts in the borough of Manhattan, New York. Each party waives all defenses of lack of personal jurisdiction and forum non conveniens. Process may be served on any party hereto in the manner authorized by applicable law or court rule.

7. Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

8. Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Omnibus Waiver Agreement as of the date first set forth above.

FIREFLY AUTOMATIX, INC.

By:	/s/ Andrew W. Limpert
Name:	Andrew W. Limpert
Title:	Chief Executive Officer

[signature page of Holders to follow]

SIGNATURE PAGE OF HOLDERS TO

OMNIBUS WAIVER AGREEMENT

BETWEEN FIREFLY AUTOMATIX AND

THE HOLDERS THEREUNDER

Name of Holder: FF Opportunities 2 LLC

By:	/s/ Antonio Ruiz-Gimenez
Name:	Antonio Ruiz-Gimenez
Title:	Managing Member of ATW Partners GP II, LLC, Manager of Holder

Name of Holder: FF Opportunities 3 LLC

By:	/s/ Antonio Ruiz-Gimenez
Name:	Antonio Ruiz-Gimenez
Title:	Managing Member of ATW Partners Opportunities Fund GP, LLC, Manager of Holder

Name of Holder: FF Opportunities 4 LLC

By:	/s/ Antonio Ruiz-Gimenez
Name:	Antonio Ruiz-Gimenez
Title:	Managing Member of ATW Partners Opportunities Fund II GP, LLC, Manager of Holder